Portfolio Select Variable Annuity

Issued by

Transamerica Life Insurance Company

Supplement Dated November 18, 2003

to the

Prospectus dated May 1, 2003

At the close of business on or about December 5, 2003, the Evergreen VA Capital Growth Fund will be merged into the Evergreen VA Growth and Income Fund and the surviving fund will be the Evergreen VA Growth and Income Fund; the Evergreen VA Global Leaders Fund will be merged into the Evergreen VA International Equity Fund and the surviving fund will be the Evergreen VA International Equity Fund; and the Evergreen VA Blue Chip Fund will be merged into the Evergreen VA Fund and the surviving fund will be the Evergreen VA Fund.

We will change the name of the Evergreen VA Capital Growth Fund subaccount to the Evergreen VA Growth and Income Fund subaccount which will invest in the shares of the Evergreen VA Growth and Income Fund. We will change the name of the Evergreen VA Global Leaders Fund subaccount to the Evergreen VA International Equity Fund subaccount which will invest in the shares of the Evergreen VA International Equity Fund. We will change the name of the Evergreen VA Blue Chip Fund subaccount to the Evergreen VA Fund subaccount which will invest in shares of the Evergreen VA Fund.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Portfolio Select Variable Annuity dated May 1, 2003